Exhibit 10.24

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment

To the existing Distribution Agreement signed 15th of December 2014 between

CytoSorbents Europe GmbH, a corporation having its offices at Müggelseedamm 131, 12587 Berlin, Germany, existing under the laws of Germany (hereinafter referred to as "CytoSorbents")

and

Aferetica s.r.l., a corporation having its offices at Via Spartaco 10, 40138 Bologna, Italy , existing under the laws of Italy, (hereinafter referred to as "Distributor").

All terms and conditions of this Distribution Agreement signed 15th of December 2015 shall remain in force except as amended here:

CytoSorbentsExclusive Distribution Agreement

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The following points of the existing contract will be changed:

9.1	Distributor shall purchase a sufficient amount of Products from the Company so as to meet or exceed the minimum purchase requirements set forth below.

Calendar year	Minimum Purchase Requirements

2017	[***] adsorber

2018	[***] adsorber

2019	[***] adsorber

2020	[***] adsorber

2021	[***] adsorber

Distributor strives to place roughly equal purchase orders per quarter over the year.

20.	Term and Termination

20.1	The term of this Agreement shall begin on the 01st of March 2017 (such date being referred to as the "Effective Date"). The term of this Agreement shall expire on 31st of December 2021, unless terminated earlier pursuant to the provisions of this Section. The term of this Agreement shall be extended for one additional period of 12 months upon mutual agreement to continue. At the end of such 12 months period, this Agreement shall be extended for another additional 12 months period upon mutual agreement to continue.

CytoSorbentsExclusive Distribution Agreement

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

CytoSorbents Europe GmbH:

Date of signature:	December 15, 2015

By:	/s/ Dr. Christian Steiner

Name:	Dr. Christian Steiner

Title:	Managing Director

Aferetica s.r.l:

Date of signature:	December 15, 2015

By:	/s/ Mauro Atti

Name:	Mauro Atti

Title:	amministratore unico

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